UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On September 13, 2023, Eric Leslie notified Meta Materials Inc. (the “Company”) of his resignation as a member of the Board of Directors (the “Board”) of the Company and from all committees of the Board on which he served, in each case effective immediately. Prior to his resignation, Mr. Leslie served on the Audit Committee and Human Resources and Compensation Committee of the Board. The resignation is not the result of any disagreement with the Company related to the Company’s operations, policies or practices. Mr. Leslie will move into a Strategic Advisor role at the Company.

In connection with Mr. Leslie's resignation the Board has appointed John R. Harding, a member of the Board, to replace Mr. Leslie as a member of Audit Committee of the Board. In addition, the Board has appointed Vyomesh Joshi, a member of the Board, to replace Mr. Leslie as a member of Human Resources and Compensation Committee of the Board.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously disclosed, on March 20, 2023, the Company received notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on the previous 30 consecutive business days, the Company’s listed security no longer met the minimum $1 bid price per share requirement. In accordance with its Listing Rules, Nasdaq granted the Company 180 calendar days, or until September 18, 2023, to regain compliance. In order to regain compliance, the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), must have been at least $1 per share for a minimum of ten consecutive business days during this 180-day period. The Company’s Common Stock has not regained compliance with the minimum $1 bid price per share requirement as of that date. By letter dated September 11, 2023, the Company requested an extension of an additional 180 days in which to regain compliance.

On September 19, 2023, the Company received notice from Nasdaq indicating that, while the Company has not regained compliance with the minimum bid price requirement, staff of Nasdaq has determined that the Company is eligible for an additional 180-day period, or until March 18, 2024, to regain compliance. Staff’s determination was based on (i) the Company meeting the continued listing requirement for market value of our publicly held shares and all other applicable requirements for initial listing on the Capital Market, with the exception of the bid price requirement, and (ii) the Company's written notice to Nasdaq of its intention to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. If at any time during this second 180-day period the closing bid price of the Company’s Common Stock is at least $1 per share for at least a minimum of 10 consecutive business days, Nasdaq staff have stated they will provide written confirmation of compliance, although Nasdaq may use its discretion to require up to 20 consecutive business days based on certain factors. If compliance cannot be demonstrated by March 18, 2024, Nasdaq staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal staff’s determination to a hearings panel. We can give no assurance that the Company will regain or demonstrate compliance by March 18, 2024.

Item 8.01.	Other Events.

On September 19, 2023, the Company issued a press release announcing the Nasdaq minimum bid compliance extension described above under Item 3.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” believes,” “estimates,” “continue,” “likely to,” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on The Nasdaq Capital Market, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 19, 2023.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	September 19, 2023	By:	/s/ George Palikaras
George Palikaras President and Chief Executive Officer